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                                                                 EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated March 14, 1997 and March 9, 1995 included in Clear Channel Communications, Inc. Current Report on Form 8-K, filed April 17, 1997 and to all references to our firm included in this registration statement.



                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP


Phoenix, Arizona
August 11, 1997